UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 30, 2010
Date of Report (Date of earliest event reported)

MORGAN CREEK ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	0-25455	201777817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5050 Quorum Drive Suite 700 Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

(214) 321-0603
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on July 30, 2010, the Board of Directors (the "Board") of Morgan Creek Energy Corp., a Nevada corporation (the "Company") accepted the resignation of D. Bruce Horton as a member of the Board of Directors. There were no disagreements between the Company and Mr. Horton regarding his resignation. Therefore, the Board of Directors remains comprised of Peter Wilson, Erik Essiger, Angelo Viard, Peter Carpenter and John C. Weldy Jr.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN CREEK ENERGY CORP.
DATE: August 2, 2010.	/s/ Peter Wilson
Name: Peter Wilson Title: President/Chief Executive Officer